HAYNES AND BOONE, LLP

2801 N. Harwood St.

Suite 2300

Dallas, Texas 75201

April 29, 2024

VIA EDGAR TRANSMISSION

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	BiomX Inc. Form S-3

Ladies and Gentlemen:

On behalf of BiomX Inc. (the “Company”) enclosed for filing via EDGAR transmission with the Securities and Exchange Commission (the “Commission”) is a Registration Statement on Form S-3 (the “Registration Statement”). The Registration Statement is registering for resale: (i) currently issued warrants; (ii) currently issued shares of preferred stock; and (iii) currently issued shares of common stock and common stock issuable upon exercise of the warrants and conversion of the preferred stock. In order to comply with NYSE American stockholder approval rules and to obtain an increased number of authorized shares of common stock, the Company will not be able to have the Registration Statement declared effective until after it obtains such approvals. Therefore, this draft contains certain blanks that cannot be completed until after the stockholder approval is obtained. Also, our firm’s 5.1 opinion cannot be filed at this time due to insufficient authorized shares of common stock. We will file a 5.1 opinion once the necessary stockholder approval is obtained.

Should any staff member have any questions or comments with regard to this filing, or require any further information, such person should contact me at 214.651.5119.

Yours truly,

/s/ W. BRUCE NEWSOME
W. Bruce Newsome
Direct Phone Number: 214.651.5119
Direct Fax Number: 214.200.0636
bruce.newsome@haynesboone.com